Exhibit 10.35

                    THIRD AMENDMENT TO OMEGA NEW MASTER LEASE


     THIS THIRD AMENDMENT TO OMEGA NEW MASTER LEASE ("Third Amendment") is dated as of March 31, 1999 and is entered into by OMEGA HEALTHCARE INVESTORS, INC., a Maryland corporation, having its principal office at 900 Victors Way, Suite 350, Ann Arbor, Michigan 48108, ("Lessor"), and the entities designated Lessees on the signature page hereof (each a "Lessee and collectively, "Lessees").

                                    RECITALS

     A. Lessor and Lessees are parties to the Omega New Master Lease dated effective as of December 31, 1998 (the "Omega New Master Lease"), as amended by the First Amendment to Omega New Master Lease dated as of February 1, 1999 (the "First Amendment"), and as further amended by the Second Amendment to Omega New Master Lease dated as of February 2, 1999 ( the "Second Amendment").

     B The Omega New Master Lease, as amended by the First Amendment and the Second Amendment, was entered into pursuant to the Plan, as defined in the First Amendment.

     C. Section 7.2.3 of the Plan and Section 8.3.1.7.1 of the Omega New Master Lease limit the amount of debt incurred by Lessees or any one or more of them to a lender or lenders that is secured by a security interest in accounts receivable. Lessor and Lessees desire to set forth in writing certain procedures for implementing the restrictions on accounts receivable borrowing set forth in Section 7.2.3 of the Plan and Section 8.3.1.7.1 of the Omega New Master Lease.

     NOW,  THEREFORE,  in consideration of the foregoing,  and of other good and
valuable   consideration,   the  receipt  and   adequacy  of  which  are  hereby
acknowledged, Lessor and Lessees agree as follows:

     1. DEFINITIONS. Capitalized terms used and not otherwise defined herein have the respective meanings given them in the Omega New Master Lease. In addition, the following terms mean as follows:

          ACCOUNTANT: Initially, Arthur Anderson & Company; thereafter, the accountant employed by the parties to resolve any differences as to the Section 8.3.1.7.1 Limit as set forth in Section 5(b) hereof

          LESSEES' CERTIFICATE: The certificate to be delivered to Lessor by the Lessees each calendar quarter as set forth in Section 3 hereof.

          MAXIMUM PERMITTED SECURED DEBT: The maximum permitted secured debt of Lessees determined as set forth in Section 6 hereof.

          OMEGA NOTICE: The notice to be given by Lessor to the Lessees as set forth in Section 4 hereof

          SECTION 8.3.1.7.1 LIMIT: The maximum Secured Debt permitted under the Plan and Section 8.3.1.7.1 of the Omega New Master Lease

          SECURED DEBT: Any debt of one or more of the Lessees secured by a security interest in accounts receivable.

          SECURED DEBT LENDER: Any lender to which Secured Debt is owed by one or more of the Lessees.

          TEN DAY PERIOD: The ten day period during which the Lessor and Lessees will attempt to resolve any differences as to the Section 8.3.1.7.1 Limit as set forth in Section 5 hereof.

     2. CALCULATION OF THE SECTION 8.3.1.7.1 LIMIT. Lessor and Lessees agree that the Section 8.3.1.7.1 Limit applicable during any calendar quarter shall be the greater of (i) $2,000,000 or (ii) an amount calculated by the following two step process:

          STEP 1: The first step in calculating the Section 8.3.1.7.1 Limit shall be to calculate the maximum permitted debt service ("MPDS") on Secured Debt. The MPDS shall be calculated using the following formula:

          MPDS = EBITDARM - LCFC + SDDS
                 --------
                   1.55

          The following  definitions  are  applicable to the foregoing  formula:

          EBITDARM means EBITDARM for the preceding four calendar quarters.


          LCFC means Lessees Consolidated Fixed Charges for the preceding four calendar quarters, provided, however, for any calculation that includes any quarter ending in the calendar year 1998, the following assumptions shall be made:

          (i)  the Omega New Master Lease was effective as of January 1, 1998,

          (ii) that no payments were made in 1998 to Brit-Texas (as defined in Section 1.16 of the Plan), the purpose of which was to allow
          Brit-Texas to pay persons who held notes of Brit-Texas issued in connection with the sale of certain of the Brit-Texas Facilities (as defined in Section 1.17 of the Plan) to Brit-Texas, and

          (iii) that no payments were made in 1998 with regard to the NHI Secured Claims (as defined in Section 1.118 of the Plan).

          SDDS means interest, fees, points and other similar charges with respect to Secured Debt which are included in the LCFC for the preceding four calendar quarters.

          STEP 2: Divide MPDS by the Pro Forma Annual Interest Rate (as defined below) on the Secured Debt. The resulting number will be the Section
          8.3.1.7.1 Limit.

          The Pro Forma Annual Interest Rate means the pro forma annual interest rate on the Secured Debt. For purposes of computing the Pro Forma Annual Interest Rate, the following assumptions will be made: (1) the entire Section 8.3.1.7.1 Limit will be outstanding for one year; (2) if the interest rate on the Secured Debt is tied to an index, the index will remain constant for the entire year (i.e., if the interest rate is one percent over the prime rate, the prime rate will remain constant) and the Pro Forma Annual Interest Rate shall be based on the index rate in effect on the business day immediately preceding the date of the Lessees' Certificate); and (3) fees, points and other similar charges which will become due during the next one year period with respect to the Secured Debt will be treated as additional interest and included as such in calculating the Pro Forma Annual Interest Rate.

          An example of the calculation of the Section 8.3.1.7.1 Limit is set forth on Exhibit A.

     3. LESSEES' CERTIFICATE. Within forty (40) days of the end of each calendar quarter, the Lessees will deliver to Lessor a certificate (the "Lessees' Certificate") in a form attached to this Agreement as Exhibit B certified by the Chief Financial Officer of RainTree Healthcare Corporation and the Lessees. The Lessees' Certificate will set forth the following:

          (a)  EBITDARM for the preceding four calendar quarters;

          (b)  Lessees   Consolidated  Fixed  Charges  for  the  preceding  four
               calendar quarters adjusted as provided in the definition of LCFC in Section 2 above;

          (c) The interest, points, fees and other similar charges paid by the Lessees on Secured Debt during the preceding four calendar quarters and included in the Lessees Consolidated Fixed Charges for the preceding four calendar quarters; (d) The Pro Forma Annual Interest Rate;

          (e)  The Section 8.3.1.7.1 Limit; and

          (f) A statement that all calculations of items (a) through (e) are calculated in accordance with this Third Amendment and to the extent applicable generally accepted accounting principles applied on a consistent basis with past practices.

          (g) A statement that the Lessees are not in default of any covenant, representation, warranty or agreement contained in the Omega New Master Lease, including, without limitation, the separateness provisions of Section 8.9 of the Omega New Master Lease.

     Attached to the Lessees' Certificate will be a detailed calculation of the items identified in subparagraphs (a) through (e) above.

     4.   OMEGA  NOTICE.   Within  ten  (10)  days  of  receipt  of  a  Lessees'
Certificate setting forth the Section 8.3.1.7.1 Limit, Lessor will send a notice (the "Omega Notice") to the Lessees doing one of the following:

          (a) Agreeing with the Section 8.3.1.7.1 Limit set forth in the Lessees' Certificate;

          (b) Stating that Lessor needs additional information, and identifying the additional information needed, in order to determine whether Lessor agrees or disagrees with the Section 8.3.1.7.1 Limit set forth in the Lessees' Certificate; or

          (c) Stating that Lessor disagrees with the Section 8.3.1.7.1 Limit set forth in the Lessees' Certificate, and setting forth the reasons for the disagreement.

If Lessor fails to send an Omega Notice within ten (10) days of receipt of the Lessees' Certificate, Lessor will be deemed to have agreed with the Section
8.3.1.7.1 Limit set forth in the Lessees' Certificate. If Lessor sends the notice set forth in (b) above, Lessees shall supply such information within five
(5) business  days. If Lessor does not give a notice  contemplated  by paragraph
(c) above within five (5) days of its receipt of such additional information, Lessor will be deemed to have agreed with the Section 8.3.1.7.1 Limit as set forth in the Lessees Certificate. In no event will the failure to object to a calculation at the end of one quarter prejudice the right of Lessor to object at the end of any subsequent quarter.

     5.   RESOLUTION OF DISAGREEMENT.

          (a)  If an Omega Notice states either that Lessor  disagrees  with the
               Section 8.3.1.7.1 Limit set forth in a Lessees' Certificate or that Lessor needs additional information in order to determine whether Lessor agrees or disagrees with the Section 8.3.1.7.1 Limit, Lessor and the Lessees shall attempt in good faith during the next ten days (the "Ten Day Period") to reach agreement as to the Section 8.3.1.7.1 Limit. As part of that process, the Lessees shall promptly provide to Lessor any additional information which Lessor may reasonably request relating to the calculation of the
               Section 8.3.1.7.1 Limit, as set forth in paragraph 4 above.

          (b) Lessor and Lessees shall forthwith enter into an agreement with the Accountant to resolve any differences which may hereafter arise as to the calculation of the Section 8.3.1.7.1 Limit in accordance with the procedures set forth in this Third Amendment. If Arthur Anderson & Company ceases to be willing or eligible to resolve differences as to the Section 8.1.1.7.1 Limit, Lessor and Lessees shall forthwith enter into an agreement with another accounting firm to resolve their differences. The new accounting firm shall be a national accounting firm or major regional accounting firm with offices in Phoenix, Arizona, shall be selected by Lessor within ten (10) business days, and shall be reasonably acceptable to Lessees. If Omega does not act within the ten (10) business days, Lessees may choose an accountant reasonably acceptable to Omega. An accounting firm shall not be eligible to serve as the Accountant if within the past three (3) years it has performed material services for either Lessor or Lessees.

          (c) If within the Ten Day Period Lessor and Lessees are unable to reach agreement as to the Section 8.3.1.7.1 Limit, then either Lessor or Lessees may request that the Accountant promptly determine the Section 8.3.1.7.1 Limit. The Accountant shall determine the Section 8.3.1.7.1 Limit within fifteen (15) days of receipt of such a request. During the fifteen (15) day period, either  Lessor or Lessees  may  submit  written  material  to the
               Accountant  with  respect  to  the  calculation  of  the  Section
               8.3.1.7.1 Limit; copies of such materials shall be provided to the other party. The Lessees shall promptly provide any information which the Accountant may request, and shall upon request permit the Accountant to examine their books and records. The Accountant may hold such discussions with representatives of the Lessor and/or Lessees as the Accountant determines appropriate. The Accountant shall not be required to audit the books and records of Lessees or to hold any hearing in connection with its calculation of the Section 8.3.1.7.1 Limit. The decision of the Accountant with respect to the Section 8.3.1.7.1 Limit shall be binding upon both Lessor and Lessees.

     6. MAXIMUM PERMITTED SECURED Debt. Notwithstanding anything contained in the Plan or in Section 8.3.1.7.1 of the Master Lease, the parties agree that the Maximum Permitted Secured Debt shall be as follows:

          (a) Except as otherwise specifically provided in subparagraphs (b) through (e) below, the most recently determined Section 8.3.1.7.1 Limit shall be the Maximum Permitted Secured Debt, and the most recently determined Section 8.3.1.7.1 Limit shall continue in effect until a new Section 8.3.1.7.1 Limit is determined in accordance with the procedures set forth in this Third Amendment.

          (b) If the Lessees fail to deliver a Lessees' Certificate within thirty (30) days of the end of a calendar quarter, and such failure continues for ten (10) days after a written request therefor from Lessor, then at the end of such ten (10) day period, the Maximum Permitted Secured Debt shall be reduced to the lesser of (i) seventy-five (75%) percent of the most recently determined Section 8.3.1.7.1 Limit or (ii) Lessor's estimate of the Section 8.3.1.7.1 Limit based on such information as may be available to Lessor. For each five (5) days after the end of the ten (10) day period that Lessees continue to fail to deliver a Lessees' Certificate, the Maximum Permitted Secured Debt shall be reduced by another five percent (5%) of the most recently determined Section 8.3.1.7.1 Limit.

          (c) If pursuant to Section 5 of this Third Amendment an Accountant is employed to determine the Section 8.3.1.7.1 Limit, and the Accountant notifies Lessor in writing that it is unable to determine the Section 8.3.1.7.1 Limit because the Lessees will not make available to it information needed by the Accountant or are otherwise not cooperating with the Accountant, then the
               Section 8.3.1.7.1 Limit will be reduced to the lesser of (i) seventy-five (75%) percent of the most recently determined
               Section  8.3.1.7.1 Limit or (ii) Lessor's estimate of the Section
               8.3.1.7.1 Limit based on such information as may be available to Lessor. For each five (5) days after the date of the notice from the Accountant that Lessees fail to make information available to the Accountant or otherwise do not cooperate with the Accountant, as set forth in a written notice from the Accountant to Lesser, the Maximum Permitted Secured Debt shall be reduced by another five (5%) of the most recently determined Section 8.3.1.7.1 Limit.

          (d)  If the  parties  are  unable  to  reach  agreement  as to the new
               Section 8.3.1.7.1 Limit during the Ten Day Period, then the Maximum Permitted Secured Debt shall become the lesser of (i) the
               Section 8.3.1.7.1 Limit as set forth in the most recent Lessees' Certificate, or (ii) the most recently determined Section
               8.3.1.7.1 Limit increased by such amount as Lessees shall certify is necessary only to the extent necessary to avoid immediate and irreparable harm to the Lessees until the Section 8.3.1.7.1 Limit is calculated. Expenditures which meet the test set forth in the previous sentence are referred to as "Necessary Expenditures". The Maximum Permitted Secured Debt determined in accordance with this subsection (d) shall cease to be applicable if the Maximum Permitted Secured Debt is determined in accordance with subparagraph (c) as a result of a notice from the Accountant that it is unable to determine the Section 8.3.1.7.1 Limit because of lack of information from Lessees or lack of cooperation from Lessee.

          (e) Notwithstanding anything to the contrary contained herein or in the Plan, the Section 8.3.1.7.1 limit shall not be less than $2,000,000, with no conditions on the first $1,000,000 borrowed. The second $1,000,000 is to be used for capital improvements at facilities owned by Omega and can be drawn by Lessees so long as Lessees gives a designated representative of Omega at least five
               (5) days prior notice of the plan to spend all or any portion of the second $1,000,000. If Omega does not respond in five business days or approves the expenditures in writing at any time, the money represented by such request (not to exceed a total of $1,000,000 for all capital expenditures) can then be borrowed. Lessees agree that they will spend the money so borrowed for the capital improvements approved by Omega. The initial Omega designee is Tim Jewett.

          (f) Notwithstanding anything to the contrary contained herein or in the Plan, the maximum amount of Secured Debt that can be borrowed by the Lessees is $7,000,000.

     7. SUBORDINATION AGREEMENT Lessor currently has a first security interest in all accounts receivable of Lessees to secure all obligations of Lessees to Lessor. Lessor agrees from time to time to enter into an intercreditor agreement (the "Intercreditor Agreement") with the Secured Debt Lender in form reasonably acceptable to Lessor. The Intercreditor Agreement shall provide, among other things, that Lessor's security interest in Lessees' accounts receivable is subordinate to the security interest to be granted to the Secured Debt Lender to secure repayment of Secured Debt in an amount not to exceed the sum of (i) the maximum secured senior debt (the "Maximum Secured Senior Debt") calculated as set forth in the next sentence, and (ii) all accrued interest thereon and costs of collection. The Maximum Secured Senior Debt shall be the greater of the amounts determined in accordance with subparagraphs (a) and (b) below:

          (a) The Maximum Permitted Secured Debt as determined from time to time in accordance with the procedures set forth in Section 6 of this Third Amendment; and

          (b) Upon receipt of notice that the Maximum Permitted Secured Debt has been reduced, the amount of Secured Debt outstanding on the close of business on the date such notice is received.

Lessor agrees from time to time at the written request of either the Lessees or the Secured Debt Lender to provide the Secured Debt Lender with written notice of the Maximum Permitted Secured Debt, and the Secured Debt Lender shall be entitled to rely on any such notice. The Intercreditor Agreement shall provide that upon default by Lessees in their obligations to the Secured Debt Lender Lessee shall have the option, but not the obligation, to purchase the position of the Secured Debt Lender on terms reasonably satisfactory to Lessor and the Secured Debt Lender. The provisions of this Section 7 are intended to assist Lessees in obtaining Secured Debt. Nothing contained in this Section 7 is intended to be a waiver of the obligations of the Lessees to comply with the financial covenants contained in Article 8 of the Master Lease.

     8. RATIFICATION. Except as specifically set forth herein, the Omega New Master Lease, as amended by the First Amendment and the Second Amendment, is hereby ratified and confirmed and shall continue in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Third Amendment by their duly authorized officers as of the date first above written.

                                   LESSOR:

                                   Omega Healthcare Investors, Inc., a Maryland corporation

                                   By:      /s/ F. SCOTT KELLMAN
                                          --------------------------------------
                                   Name:        F. Scott Kellman
                                          --------------------------------------
                                   Title:            COO
                                          --------------------------------------

                                   LESSEES:

                                   BritWill Indiana Partnership, an Arizona general partnership

                                   By: BritWill Investments-I, Inc., a Delaware
                                   corporation, its General Partner

                                   By:      /s/ JIMMY L. FIELDS
                                          --------------------------------------
                                   Name:        Jimmy L. Fields
                                          --------------------------------------
                                   Title:            VP
                                          --------------------------------------

                                   BritWill Investments-II, Inc., a Delaware corporation

                                   By:      /s/ JIMMY L. FIELDS
                                          --------------------------------------
                                   Name:        Jimmy L. Fields
                                          --------------------------------------
                                   Title:            VP
                                          --------------------------------------

                                   Amberwood Court, Inc., a Colorado
                                   corporation

                                   By:      /s/ JIMMY L. FIELDS
                                          --------------------------------------
                                   Name:        Jimmy L. Fields
                                          --------------------------------------
                                   Title:            VP
                                          --------------------------------------

                                   The Arbors Health Care Center, Inc., an
                                   Arizona corporation

                                   By:      /s/ JIMMY L. FIELDS
                                          --------------------------------------
                                   Name:        Jimmy L. Fields
                                          --------------------------------------
                                   Title:            VP
                                          --------------------------------------

                                   Brookshire House, Inc., a Colorado
                                   corporation

                                   By:      /s/ JIMMY L. FIELDS
                                          --------------------------------------
                                   Name:        Jimmy L. Fields
                                          --------------------------------------
                                   Title:            VP
                                          --------------------------------------

                                   Christopher Nursing Center, Inc., a Colorado corporation

                                   By:      /s/ JIMMY L. FIELDS
                                          --------------------------------------
                                   Name:        Jimmy L. Fields
                                          --------------------------------------
                                   Title:            VP
                                          --------------------------------------

                                   Los Arcos, Inc., a Colorado corporation

                                   By:      /s/ JIMMY L. FIELDS
                                          --------------------------------------
                                   Name:        Jimmy L. Fields
                                          --------------------------------------
                                   Title:            VP
                                          --------------------------------------

                                   Pueblo Norte, Inc., a Colorado corporation

                                   By:      /s/ JIMMY L. FIELDS
                                          --------------------------------------
                                   Name:        Jimmy L. Fields
                                          --------------------------------------
                                   Title:            VP
                                          --------------------------------------

                                   Rio Verde Nursing Center, Inc., a Colorado corporation

                                   By:      /s/ JIMMY L. FIELDS
                                          --------------------------------------
                                   Name:        Jimmy L. Fields
                                          --------------------------------------
                                   Title:            VP
                                          --------------------------------------

                                    EXHIBIT A

              EXAMPLE OF CALCULATION OF THE SECTION 8.3.1.7.1 LIMIT

     The following is an example of the calculation of the Section 8.3.1.7.1 Limit. For purposes of this example, assume the following:

     1.   EBITDARM for the four quarters ending June 30, 1999 is $13,000,000.00.

     2.   LCFC for the four quarters ending June 30, 1999 is $8,000,000.00.

     3.   SDDS for the four quarters ending June 30, 1999 is $125,000.00.

     4. The interest rate with respect to the Secured Debt will be fifty basis points over prime rate as published in the Wall Street Journal. The prime rate as published in the Wall Street Journal on the business day immediately preceding the date of Lessees' Certificate is eight percent. The Lessees will be required to pay a one percent fee during the next one (1) year period in connection with the Secured Debt.

     Utilizing the above assumptions, the Section 8.3.1.7.1 Limit for the calendar quarter beginning July 1, 1999 will be calculated by the following two-step process:

     Step 1.   MPDS = 13,000,000 - 8,000,000 + 125,000 = 512,096.77
                      ----------
                         1.55

     Step 2.

               Section 8.3.1.7.1 Limit = 512,096.77 = $5,390,492.32
                                         ----------
                                            .095

                                    EXHIBIT B

                          FORM OF LESSEES' CERTIFICATE

     This Certificate is given on ____________ pursuant to Section 3 of the Third Amendment to Omega New Master Lease dated as of March __, 1999. Capitalized terms used and not otherwise defined in this Certificate have the respective meanings given to them in the Third Amendment to Omega New Master Lease and in the Omega New Master Lease.

     The undersigned, being the Chief Financial Officer of RainTree Healthcare Corporation and of the Lessees, certifies as follows:

     (1)  EBITDARM of the  Lessees  for the  preceding  four  calendar  quarters
          ending  ____________________  was  $__________.   Exhibit  A  to  this
          Certificate is a detailed calculation of EBITDARM for that period.

     (2) Lessees Consolidated Fixed Charges for the preceding four calendar quarters ending _____________________ was $__________________. Exhibit
          B to this Certificate is a detailed calculation of Lessees Consolidated Fixed Charges for that period.

     (3) Lessees interest, fees, points and similar charges on Secured Debt for the four calendar quarters ending ______________ was $____________. Exhibit C to this Certificate is a detailed calculation of that amount for that period.

     (4) The Pro Forma Annual Interest Rate with respect to Secured Debt, determined as of the business day immediately preceding the date of this Certificate, is ___ percent. Exhibit D to this Certificate is a detailed calculation of the Pro Forma Annual Interest Rate as of the business day immediately preceding the date of this Certificate.

     (5) The Section 8.3.1.7.1 Limit commencing as of _____________is $_______________. Exhibit E to this Certificate is a detailed calculation of Section 8.3.1.7.1 done in accordance with Section 1 of the Third Amendment to the Omega Master Lease.

     (6)  [Check one of the following boxes]

          [ ] Attached hereto is a true and complete set of the loan documents applicable to the Secured Debt.

          [ ] The loan documents previously delivered to Omega with respect to the Secured Debt remain in full force and effect.

          [ ] The calculations above are made in accordance with generally accepted accounting principles, applied on a basis consistent with past practices.


                                      B-1